COMPUTATIONAL MATERIALS FOR RASC SERIES 2003-KS9 TRUST





             GMAC RFC SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                       NEW ISSUE COMPUTATIONAL MATERIALS



                          $1,350,000,000 (Approximate)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS9


                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                           RASC SERIES 2003-KS9 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                                OCTOBER 15, 2003

             GMAC RFC SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]


   Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

--------------------------------------------------------------------------------
 This Information was prepared by Deutsche Bank Securities Inc. in its capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



--------------------------------------------------------------------------------
 This Information was prepared by Deutsche Bank Securities Inc. in its capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for RASC SERIES 2003-KS9 TRUST          GMAC RFC
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 1)
________________________________________________________________________________

                          $1,350,000,000 (Approximate)

----------------------------------------------------------------------------------------------------------
                                 Overview(a)(b)
----------------------------------------------------------------------------------------------------------
                                  To 10% Call:
----------------------------------------------------------------------------------------------------------

                                                                 Expected      Scheduled
                Expected                             Expected   Principal        Final        Expected
               Approximate     Interest   Principal    WAL        Window     Distribution      Ratings
   Class         Size(a)         Type       Type      (yrs)       (mos)          Date        (M / S / F)
------------- -------------- ------------ ---------- --------- ------------- -------------- --------------
              154,117,000      Floating      SEQ         0.90     1 - 21      March 2021     Aaa/AAA/AAA
A-I-1(d)(e)
                                                                               September
A-I-2(d)(e)    48,548,000        Fixed       SEQ         2.00    21 - 28         2024        Aaa/AAA/AAA

A-I-3(d)(e)    82,814,000        Fixed       SEQ         3.00    28 - 46     January 2029    Aaa/AAA/AAA
                                                                               September
A-I-4(d)(e)    69,668,000        Fixed       SEQ         5.00    46 - 80         2031        Aaa/AAA/AAA
                                                                               November
A-I-5(c)(d)(e) 49,853,000        Fixed       SEQ         8.29   80 - 103        2033(h)      Aaa/AAA/AAA

A-I-6(d)(e)(g) 45,000,000        Fixed       NAS         6.44   37 - 103      March 2033     Aaa/AAA/AAA
              450,000,000                                                      November
A-II-A(c)(d)(f)                Floating      SEQ         2.50     1 - 68        2033(h)      Aaa/AAA/AAA
              450,000,000                                                      November
A-II-B(c)(d)(f)                Floating      SEQ         2.49     1 - 68        2033(h)      Aaa/AAA/AAA
----------------------------------------------------------------------------------------------------------
   Total      $1,350,000,000
----------------------------------------------------------------------------------------------------------

(a) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(b) The Offered Certificates will be priced to the related Optional Termination Date and applicable Pricing Speed for the related loan group.

(c) The fixed rated used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum and the applicable margin on the Class A-II Certificates will increase to 2x their original margin on the second Distribution Date after their related Optional Termination Date.

(d)  The Offered Certificates may be subject to a Net WAC Cap.

(e) Pricing speed (Group I) of 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%)

(f) Pricing Speed (Group II) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% each month to 30% in month twelve, remaining at 30% until month 22, from month 23 to month 27, 50%, and from month 28 and thereafter, 35%).

(g)  Principal Lockout Bond

(h) Scheduled Final Distribution Date for this class is the Distribution Date in the month following the latest maturing mortgage loan in the related
     loan                                                                 group.



--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------

Offered  Securities:  |X| Class A-I-1  Certificates,  Class A-I-2  Certificates,
     Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates and Class A-II-B Certificates (the "Class A-II Certificates). The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates."

Depositor: |X| Residential Asset Securities Corporation ("RASC"), an affiliate of Residential Funding Corporation

Certificate Insurer:  |X| Ambac Assurance  Corporation  ("Ambac"),  rated Aaa by
     Moody's, AAA by S&P, and AAA by Fitch

Seller & Master |X|  Residential  Funding  Corporation  (the  "Seller",  "Master
     Servicer" or Servicer: "RFC")

Servicers (>25%): |X| Group I: HomeComings Financial Network:  69.60% as of the
                      Statistical Cut-off Date
                  |X| Group I: Mortgage Lender Network: 30.40% as of the
                      Statistical Cut-off Date
                  |X| Group II: HomeComings Financial Network: 90.53%as of the
                      Statistical Cut-off Date

Trustee: |X| JPMorgan Chase Bank

Underwriters: Lead Manager: |X| Deutsche Bank Securities Inc.
                            |X|  Bear, Stearns & Co. Inc.

Co-Managers: |X| Residential Funding Securities Corporation
             |X|  Credit Suisse First Boston LLC

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 2)
________________________________________________________________________________


--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------

Statistical Cut-off date: |X| September 1, 2003

Cut-off Date: |X| October 1, 2003

Settlement Date: |X| On or about October 30, 2003

Distribution  Dates:  |X| The  25th  day of each  month  (if  such  day is not a
     business  day, the first  business day  thereafter)  commencing in November
     2003

Tax: |X| REMIC election.

ERISAConsiderations: |X| The Offered Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LegalInvestment: |X| The Class A-I and Class A-II Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Form of Certificates: |X| Book-entry form through DTC / Euroclear / Clearstream in same day funds.

Minimum Denominations |X| $25,000 and integral multiples of $1 in excess thereof.

Prepayment  Assumption:  |X| Group I: 23% HEP (2.3% CPR building to 23% by month
     10, thereafter remaining constant at 23%).

     |X| Group II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% in month twelve, and remain at 30% until month 22, from month 23 to month 27, 50%, and from month 28 and thereafter, 35%)

Optional Termination: |X| If the aggregate principal balance of either the Group
     I Loans or Group II Loans falls below 10% of the original principal balance of the respective group ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the Policy, unless the Certificate Insurer consents.

Collateral Description: |X| The Mortgage Loans will be divided into Loan Group I and Loan Group II. Loan Group I will consist of fixed-rate, subprime home equity loans secured by first liens (94.56%) and second liens (5.44%) on mortgaged properties. Loan Group II will consist of adjustable-rate, subprime home equity loans secured by first liens on mortgaged properties

     |X| Loan Group II will be subdivided into two sub-groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage
     Loans    included   in   Loan   Group    II-A.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 3)
________________________________________________________________________________


--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------





Credit Enhancement: A. Ambac Wrap

                    B.   Overcollateralization ("OC")

                                                  Group I         Group II

                    |X| Initial (% Orig.)          0.00%            0.00%
                    |X| OC Target (% Orig.)        3.00%            0.75%
                    |X| Stepdown                   6.00%            1.50%
                    |X| OC Floor (% Orig.)         0.50%            0.50%
                    |X| OC Holiday                 1 month          2 months

                    C. Excess Cash Flow Excess Cash Flow is expected to be available to build overcollateralization beginning with the December 2003 (Group I) and January 2004 (Group II) Distribution Dates

                    For either loan group on any  Distribution  Date, the sum of
                    (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount on the related classes of Offered Certificates and (b) any overcollateralization reduction amounts.

                    Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Mortgage Insurance Policy:  |X| The depositor will acquire a mortgage  insurance
     policy, ("MI Policy") for Mortgage Loans with LTV ratios in excess of 50% for both Loan Group I and Loan Group II. As of the Cut-off Date, approximately [50.50]% of Loan Group I and approximately [67.28]% of Loan Group II will be covered by an MI policy issued by MGIC. The MI Policy will be subject to certain limitations as described in the prospectus supplement.

Interest Accrual Period: |X| Class A-I-1, A-II: From and including the preceding
     Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis. |X| Classes A-I-2 through A-I-6: the calendar month preceding the current Distribution Date on a 30/360 basis.

Pass-Through Rates: |X| Class A-I-1,  A-II-A and A-II-B: the lesser of One-Month
     LIBOR plus the related margin per annum and the related Net WAC Cap Rate on an actual/360-day basis. |X| Classes A-I-2 through A-I-6: The lesser of the fixed rate coupon and the related Net WAC Cap on a 30/360-day basis.

     |X| The fixed rate used to calculate the pass-through rate on the A-I-5 Certificates will increase by 0.50% per annum and the applicable margin on the Class A-II Certificates will increase to 2x the original margin on the second Distribution Date after the related Optional Termination Date.

AmbacInsurance Policy: Ambac will unconditionally and irrevocably guarantee:

     |X| interest on each class of the Class A Certificates at the related Pass-Through Rate

     |X| the amount of any losses allocated to the Class A Certificates not covered by excess cash flow or overcollateralization

     |X| the payment of principal on the Class A Certificates by no later than the November 2033 Distribution Date.


     |X| Ambac will not guarantee the payment of Group I Net WAC Cap Rate Shortfalls, Group II Basis Risk Shortfalls, Relief Act Shortfalls, or Prepayment Interest Shortfalls.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 4)
________________________________________________________________________________


--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------



Expense Fee Rate: |X| With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such loan Mortgage Loan and, if applicable, the premium for the Mortgage Insurance Policy provided by MGIC for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Net Mortgage Rate: |X| The mortgage rate minus the sum of (i) the Expense Fee Rate and (ii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for proposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to the related aggregate Certificate Principal Balance of the Class A Certificates over the related aggregate Stated Principal Balance of the mortgage loans.

Compensating Interest:  Prepayment  Interest Shortfalls may be covered from:

     |X| Master servicing compensation in the amount equal to the lesser of (i) one-twelfth of 0.125% of the principal balance of the related group loans and (ii) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such Distribution Date or
     |X| Excess Cash Flow, subject to the priority of distribution for Excess Cash Flow.

Principal Remittance Amount: With respect to any Distribution Date and each Loan
     Group, the sum of the following  amounts:

     |X| the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period;
     |X| the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and
     |X| the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.

Principal  Distribution  Amount:  With respect to any Distribution Date and each
     Loan Group the sum of

     |X| the Principal Remittance Amount in respect of the related Loan Group, and
     |X| excess spread for each Loan Group, to the extent distributable as principal to cover losses on the related and unrelated Loan Group and build overcollateralization to the required levels
     |X|  Minus, the related overcollateralization  reduction amount


ClassA-I-6 Lockout Distribution Percentage: The Class A-I-6 Lockout Distribution
     Percentage is assigned as follows:

     (i)  Between November 2003 and October 2006: 0%;
     (ii) Between November 2006 and October 2008: 45%;
     (iii) Between November 2008 and October 2009: 80%;
     (iv) Between November 2009 and October 2010: 100%;
     (v)  November 2010 and thereafter: 300%.

ClassA-I-6 Lockout Distribution Amount: For any Distribution Date, the product of: |X| Class A-I-6 Lockout Distribution Percentage and

     |X|  The  product  of  (a) a  fraction,  the  numerator  of  which  is  the
          Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to that Distribution Date and (b) the Class A-I Principal Distribution Amount.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 5)
________________________________________________________________________________


--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------



GroupI Net WAC Cap Rate |X| For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans.

ClassA-I-1  Net WAC Cap  Rate:  |X| The  pass-through  rate of the  Class  A-I-1
     Certificates may be subject to a cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GroupI Net WAC Cap |X| With respect to each class of Class A-I Certificates and any Rate Shortfall: Distribution Date on which the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate) is used to determine the Pass-Through Rate of that class of certificates, an amount equal to the excess of (x) accrued certificate interest calculated at the Pass-Through Rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate, if applicable) did not apply, over (y) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate, if applicable). Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow Distributions. No such carryover will be paid to any class of Class A-I Certificates once such class' certificate principal balance has been reduced to zero.

GroupI Net WAC Cap |X| With respect to each class of Class A-I Certificates and any Rate Carry-Forward Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Rate Amount: Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate.

GroupII Net  WAC  Cap  Rate:  |X|  The  pass-through  rates  of the  Class  A-II
     Certificates with respect to each Distribution Date will be a per annum rate equal to the lesser of (x) one-month LIBOR plus the applicable margin and (y) the product of (i) weighted average of the related Net Mortgage
     Rates on the Loan Group II Mortgage Loans as of the due date immediately preceding the related due period and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period. The rate cap described in clause (y) above is referred to as the Group II Net WAC Cap Rate.

GroupII Basis Risk Shortfall: |X| If on any Distribution Date the pass-through rate on any class of Class A-II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the carryforward will not exceed the excess of the related Group II Maximum Lifetime Rate Cap over the related Group II Net WAC Cap Rate. The related Group II Maximum Lifetime Rate Cap will equal the weighted average of the related maximum Net Mortgage Rates on the related Loan Group II Mortgage Loans as of the due date immediately preceding the related due period. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Group II Yield Maintenance Agreement and will be paid as described under Priority of Distributions. No such carryforward will be paid to any class of Class A-II Certificates once such class' certificate principal balance has been reduced to zero.

GroupII Basis Risk  Shortfall  Carry-Forward  Amount:  |X| With  respect to each
     Class A-II Certificates and any Distribution Date, an amount equal to any unpaid GroupII Net WAC Cap Rate Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate.

GroupI Principal Distribution: The Group I Principal Distribution Amount will be distributed as follows:

     |X| to the Class A-I-6 Certificates, an amount equal to the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the Certificate Principal Balance of the Class A-I-6 Certificates has been reduced to zero; and

     |X| to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 6)
________________________________________________________________________________


--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------


GroupII Principal  Allocation Amount |X| With respect to any Distribution  Date,
     the sum of (a) the Principal Remittance Amount for the Group II Loans on that Distribution Date and (b) the aggregate amount of Realized Losses on the related mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all Realized Losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of Realized Losses on the Group II-A Loans and Group II-B Loans, respectively.

GroupII-A and Group II-B  Principal  Distribution:  The  Principal  Distribution
     Amount for Group II will be distributed as follows:

     |X| First concurrently, (i) on any Distribution Date, the Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to Loan Group II-A for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date shall be distributed to the Class A-II-A Certificates until the Certificate Principal Balance thereof has been reduced to zero and (ii) on any Distribution Date, the Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to Loan Group II-B for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date shall be distributed to the Class A-II-B Certificates until the Certificate Principal Balance thereof has been reduced to zero.

     |X| Second, any remaining Principal Distribution Amount for Loan Group II will be distributed to the remaining Class of Class A-II Certificates until the Certificate principal balance of that Class of Class A-II Certificates has been reduced to zero.


Priority of Distributions: Distributions will be made from the available amount from each Loan Group as follows:

     |X|  distribution of interest to the related Class A Certificates;

     |X| distribution of principal to the related Class A Certificates (as further described herein);

     |X| distribution of principal to the related and then to the unrelated Class A Certificates to cover certain realized losses other than excess losses (as described in "The Pooling and Servicing Agreement");

     |X| to the Certificate Insurer reimbursement of any payments made with respect to the related and then with respect to the unrelated Class A Certificates by the Certificate Insurer under the certificate insurance policy;

     |X| except for the first Distribution Date in respect to Group I and the first two Distribution Dates in respect to Group II, distribution of additional principal to the related and then to the unrelated certificates from the excess cashflow on the mortgage loans, until the required level of overcollateralization is reached;

     |X| payment to the related and then to the unrelated Class A Certificates, in respect of prepayment interest shortfalls;

     |X| payment to the related and then to the unrelated Class A Certificates in respect of prepayment interest shortfalls previously allocated thereto; and remaining unpaid from prior Distribution Dates; together with interest thereon;

     |X| payment to the related and then to the unrelated Certificates for any Group I Net WAC Cap Rate Shortfall Carryforward or Group II Basis Risk Shortfall Carryforward Amounts;

     |X| payment to the related and then to the unrelated Class A Certificates, in respect of any Relief Act Shortfall occurring in the current interest accrual period;

     |X|  distribution of any remaining funds to the non-offered certificates.

Relief Act Shortfalls: |X| With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Soldiers' and Sailors' Civil Relief Act of 1940. Relief Act Shortfalls will be covered by excess cash flow in the current period. Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

Advances: |X| The Master Servicer will advance delinquent principal and interest to the extent the advance is deemed recoverable from future collections on the loan.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 7)
________________________________________________________________________________


--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------

Overcollateralization  Amount: |X| The  overcollateralization  ("OC") provisions
     are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the Offered Certificates as described herein, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Offered Certificates is created. Excess interest will be directed to build each loan group's overcollateralization until the respective loan group reaches its required OC Target Amount. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied to build overcollateralization on the December 2003 and January 2004 Distribution Dates for Loan Group I and Loan Group II, respectively.


GroupI Overcollateralization Target Amount: |X| With respect to any Distribution
     Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, 3.00% of the aggregate principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 6.00% of the then current aggregate principal balance of the Group I Loans as of the end of the related Due Period and (ii) the Group I Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group I Required Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date..

GroupI Overcollateralization Floor: |X| 0.50% of the aggregate initial principal balance of the Group I Mortgage Loans.

GroupI Stepdown Date: |X| The  Distribution  Date which is the later to occur of
     (x) the Distribution Date in May 2006 and (y) the first Distribution Date on which the balance of the Group I Loans as of the end of the related due period is less than one-half of the balance of the Group I Loans as of the cut-off date.

GroupII   Overcollateralization   Target   Amount:   |X|  With  respect  to  any
     Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 0.75% of the aggregate principal balance of the Group II Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of
     (i) 1.50% of the then current aggregate principal balance of the Group II Loans as of the end of the related Due Period and (ii) the Group II Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group II Required Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date.

GroupII  Overcollateralization   Floor:  |X|  0.50%  of  the  aggregate  initial
     principal balance of the Group II Mortgage Loans.

Group II Stepdown Date: |X| The Distribution Date which is the later to occur of (x) the Distribution Date in May 2006 and (y) the first Distribution Date on which the balance of the Group II Loans as of the end of the related due period is less than one-half of the balance of the Group II Loans as of the cut-off date.

GroupII Yield  Maintenance  Agreement:  |X| The  holders  of each class of Class
     A-II Certificates will benefit from interest rate cap payments, pursuant to a yield maintenance agreement. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result on the Class A-II Certificates from the difference between the related index plus the related margin for the related Class A-II Certificates and the related Group II Net WAC Cap Rate (the "Yield Maintenance Agreement") for the first 23 Distribution Dates.

     |X| On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (x) a notional amount equal to the lesser of (a) the scheduled principal balance of the related Class A-II Certificate calculated as of the issuance date and based on the pricing speed assumption of 100% PPC and (b) the actual principal balance of the related Class A-II Certificate and (y) the positive excess of One-Month LIBOR over the related Monthly Strike Rate (as set forth below). Such payments will be capped at their maximum amount when One-Month LIBOR equals or exceeds [7.25]%. The Yield Maintenance Agreement will terminate after the Distribution Date in September 2005.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 9)
________________________________________________________________________________


           ----------------------------------------------------------
                     Class A-II Yield Maintenance Agreement
           ----------------------------------------------------------


                          Class A-II         Class A-II
    Distribution Date  Notional Balance    Monthly Strike
                            Rate
        November 2003    900,000,000           5.58
        December 2003    896,326,000           4.79
         January 2004    890,669,000           4.63
        February 2004    883,012,000           4.63
           March 2004    873,351,000           4.97
           April 2004    861,694,000           4.63
             May 2004    848,061,000           4.79
            June 2004    832,488,000           4.63
            July 2004    815,021,000           4.79
          August 2004    795,724,000           4.63
       September 2004    774,671,000           4.63
         October 2004    751,952,000           4.79
        November 2004    729,297,000           4.63
        December 2004    707,321,000           4.79
         January 2005    686,002,000           4.63
        February 2005    665,322,000           4.63
           March 2005    645,262,000           5.16
           April 2005    625,802,000           4.63
             May 2005    606,926,000           4.79
            June 2005    588,616,000           4.63
            July 2005    570,854,000           4.79
          August 2005    553,625,000           4.63
       September 2005    526,160,000           4.63

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 9)
________________________________________________________________________________



                             Class A-I-1 to 10% Call
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%      150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                      8.77       1.45      1.08       0.90       0.79      0.70
  Modified Duration (at par)                8.22       1.44      1.08       0.91       0.80      0.70
  First Principal Payment Date            Nov-03     Nov-03    Nov-03     Nov-03     Nov-03    Nov-03
  Last Principal Payment Date             Jan-20     Oct-06    Nov-05     Jul-05     Mar-05    Jan-05
  Principal Payment Window (Months)          195         36        25         21         17        15

                             Class A-I-2 to 10% Call
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%      150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                     18.26       3.58      2.48       2.00       1.68      1.41
  Modified Duration (at par)               14.33       3.37      2.38       1.93       1.62      1.37
  First Principal Payment Date            Jan-20     Oct-06    Nov-05     Jul-05     Mar-05    Jan-05
  Last Principal Payment Date             Nov-23     Jan-08    Sep-06     Feb-06     Sep-05    Jun-05
  Principal Payment Window (Months)           47         16        11          8          7         6

                             Class A-I-3 to 10% Call
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%      150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                     22.65       5.75      3.84       3.00       2.47      2.04
  Modified Duration (at par)               15.84       5.16      3.55       2.82       2.34      1.94
  First Principal Payment Date            Nov-23     Jan-08    Sep-06     Feb-06     Sep-05    Jun-05
  Last Principal Payment Date             Sep-28     Oct-11    Oct-08     Aug-07     Nov-06    Apr-06
  Principal Payment Window (Months)           59         46        26         19         15        11

                             Class A-I-4 to 10% Call
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%      150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                     26.39      10.88      6.86       5.00       3.98      3.17
  Modified Duration (at par)               15.22       8.41      5.76       4.38       3.57      2.90
  First Principal Payment Date            Sep-28     Oct-11    Oct-08     Aug-07     Nov-06    Apr-06
  Last Principal Payment Date             Aug-31     Dec-17    Aug-13     Jun-10     Nov-08    Oct-07
  Principal Payment Window (Months)           36         75        59         35         25        19

                             Class A-I-5 to 10% Call
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%      150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                     28.05      14.93     10.73       8.29       6.44      5.04
  Modified Duration (at par)               13.82       9.87      7.87       6.47       5.27      4.27
  First Principal Payment Date            Aug-31     Dec-17    Aug-13     Jun-10     Nov-08    Oct-07
  Last Principal Payment Date             Nov-31     Oct-18    Aug-14     May-12     Oct-10    Jun-09
  Principal Payment Window (Months)            4         11        13         24         24        21

                             Class A-I-6 to 10% Call
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION             0%        50%        75%       100%       125%      150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                     13.98       7.83      6.97       6.44       5.84      5.07
  Modified Duration (at par)                9.76       6.33      5.77       5.40       4.98      4.41
  First Principal Payment Date            Nov-06     Nov-06    Nov-06     Nov-06     Nov-06    Nov-06
  Last Principal Payment Date             Nov-31     Oct-18    Aug-14     May-12     Oct-10    Jun-09
  Principal Payment Window (Months)          301        144        94         67         48        32
------------------------------------------------------------------------------------------------------


________________________________________________________________________________

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 10)
________________________________________________________________________________


                             Class A-I-1 to Maturity
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                     8.77       1.45       1.08       0.90      0.79       0.70
  Modified Duration (at par)               8.22       1.44       1.08       0.91      0.80       0.70
  First Principal Payment Date           Nov-03     Nov-03     Nov-03     Nov-03    Nov-03     Nov-03
  Last Principal Payment Date            Jan-20     Oct-06     Nov-05     Jul-05    Mar-05     Jan-05
  Principal Payment Window (Months)         195         36         25         21        17         15

                             Class A-I-2 to Maturity
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    18.26       3.58       2.48       2.00      1.68       1.41
  Modified Duration (at par)              14.33       3.37       2.38       1.93      1.62       1.37
  First Principal Payment Date           Jan-20     Oct-06     Nov-05     Jul-05    Mar-05     Jan-05
  Last Principal Payment Date            Nov-23     Jan-08     Sep-06     Feb-06    Sep-05     Jun-05
  Principal Payment Window (Months)          47         16         11          8         7          6

                             Class A-I-3 to Maturity
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    22.65       5.75       3.84       3.00      2.47       2.04
  Modified Duration (at par)              15.84       5.16       3.55       2.82      2.34       1.94
  First Principal Payment Date           Nov-23     Jan-08     Sep-06     Feb-06    Sep-05     Jun-05
  Last Principal Payment Date            Sep-28     Oct-11     Oct-08     Aug-07    Nov-06     Apr-06
  Principal Payment Window (Months)          59         46         26         19        15         11

                             Class A-I-4 to Maturity
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    26.39      10.88       6.86       5.00      3.98       3.17
  Modified Duration (at par)              15.22       8.41       5.76       4.38      3.57       2.90
  First Principal Payment Date           Sep-28     Oct-11     Oct-08     Aug-07    Nov-06     Apr-06
  Last Principal Payment Date            Aug-31     Dec-17     Aug-13     Jun-10    Nov-08     Oct-07
  Principal Payment Window (Months)          36         75         59         35        25         19

                             Class A-I-5 to Maturity
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    28.65      18.63      13.65      10.62      8.15       5.96
  Modified Duration (at par)              13.95      11.20       9.21       7.70      6.27       4.87
  First Principal Payment Date           Aug-31     Dec-17     Aug-13     Jun-10    Nov-08     Oct-07
  Last Principal Payment Date            Apr-33     Jan-31     Mar-26     Feb-22    Dec-18     Apr-16
  Principal Payment Window (Months)          21        158        152        141       122        103

                             Class A-I-6 to Maturity
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    13.98       7.85       7.02       6.57      6.22       5.90
  Modified Duration (at par)               9.76       6.34       5.80       5.48      5.24       5.01
  First Principal Payment Date           Nov-06     Nov-06     Nov-06     Nov-06    Nov-06     Nov-06
  Last Principal Payment Date            Feb-33     Oct-30     Jan-26     Dec-21    Sep-18     Jan-16
  Principal Payment Window (Months)         316        288        231        182       143        111
------------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 11)
________________________________________________________________________________




                            Class A-II-A to 10% Call
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    20.19       4.78       3.28       2.50      2.01       1.68
  Modified Duration (at par)              17.31       4.58       3.20       2.45      1.99       1.67
  First Principal Payment Date           Nov-03     Nov-03     Nov-03     Nov-03    Nov-03     Nov-03
  Last Principal Payment Date            Aug-32     May-15     Jul-11     Jun-09    Feb-08     Mar-07
  Principal Payment Window (Months)         346        139         93         68        52         41

                            Class A-II-A to Maturity
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    20.24       5.13       3.53       2.67      2.15       1.79
  Modified Duration (at par)              17.34       4.87       3.41       2.62      2.12       1.77
  First Principal Payment Date           Nov-03     Nov-03     Nov-03     Nov-03    Nov-03     Nov-03
  Last Principal Payment Date            Sep-33     Jun-27     Jul-20     Feb-16    Mar-13     Mar-11
  Principal Payment Window (Months)         359        284        201        148       113         89

------------------------------------------------------------------------------------------------------




                            Class A-II-B to 10% Call
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    20.18       4.78       3.28       2.49      2.01       1.68
  Modified Duration (at par)              17.26       4.57       3.19       2.45      1.99       1.67
  First Principal Payment Date           Nov-03     Nov-03     Nov-03     Nov-03    Nov-03     Nov-03
  Last Principal Payment Date            Aug-32     May-15     Jul-11     Jun-09    Feb-08     Mar-07
  Principal Payment Window (Months)         346        139         93         68        52         41

                            Class A-II-B to Maturity
------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%        50%        75%        100%      125%       150%
------------------------------------------------------------------------------------------------------
  Average Life (Years)                    20.24       5.13       3.53       2.67      2.15       1.79
  Modified Duration (at par)              17.30       4.86       3.41       2.61      2.11       1.77
  First Principal Payment Date           Nov-03     Nov-03     Nov-03     Nov-03    Nov-03     Nov-03
  Last Principal Payment Date            Sep-33     Jun-27     Jul-20     Feb-16    Mar-13     Mar-11
  Principal Payment Window (Months)         359        284        201        148       113         89
------------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 12)
________________________________________________________________________________


------------------------------------
   Class A-I-1 Net WAC Cap Rate
------------------------------------
Month               (%)
1                  -
2                  6.07
3                  5.88
4                  5.88
5                  6.28
6                  5.88
7                  6.07
8                  5.88
9                  6.07
10                 5.88
11                 5.88
12                 6.08
13                 5.88
14                 6.08
15                 5.88
16                 5.88
17                 6.51
18                 5.88
19                 6.08
20                 5.88
21                 6.08
------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 13)
________________________________________________________________________________




----------------------------------------------------------------------------
                   Class A-II-A, A-II-B Net WAC Cap Rate*
----------------------------------------------------------------------------
Month                (%)                             Month              (%)
   1                 -                                 35              5.94
   2               5.11                                36              6.14
   3               4.95                                37              5.94
   4               4.95                                38              6.14
   5               5.29                                39              5.94
   6               4.95                                40              5.94
   7               5.11                                41              6.58
   8               4.95                                42              5.94
   9               5.11                                43              6.14
   10              4.95                                44              5.94
   11              4.95                                45              6.14
   12              5.11                                46              5.94
   13              4.95                                47              5.94
   14              5.11                                48              6.14
   15              4.95                                49              5.94
   16              4.95                                50              6.14
   17              5.48                                51              5.94
   18              4.95                                52              5.94
   19              5.11                                53              6.35
   20              4.95                                54              5.94
   21              5.11                                55              6.14
   22              4.95                                56              5.95
   23              4.95                                57              6.14
   24              5.76                                58              5.95
   25              5.57                                59              5.95
   26              5.76                                60              6.14
   27              5.57                                61              5.95
   28              5.58                                62              6.14
   29              6.18                                63              5.95
   30              5.58                                64              5.95
   31              5.76                                65              6.58
   32              5.58                                66              5.95
   33              5.76                                67              6.15
   34              5.58                                68              5.95

----------------------------------------------------------------------------

*Run to call.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 14)
________________________________________________________________________________



--------------------------------------------------------------------------------
       Class A-II-A, A-II-B Available Funds Cap Analysis at Fully-Indexed Rate*
--------------------------------------------------------------------------------
     Month                (%)                              Month             (%)
        1                 -                                 35             8.44
        2              7.57                                 36             9.60
        3              7.57                                 37             9.29
        4              7.57                                 38             9.60
        5              7.57                                 39             9.29
        6              7.57                                 40             9.29
        7              7.57                                 41            10.59
        8              7.57                                 42            10.41
        9              7.57                                 43            10.75
        10             7.57                                 44            10.41
        11             7.57                                 45            10.76
        12             7.57                                 46            10.41
        13             7.57                                 47            10.69
        14             7.57                                 48            11.20
        15             7.57                                 49            10.84
        16             7.57                                 50            11.20
        17             7.57                                 51            10.84
        18             7.57                                 52            10.84
        19             7.57                                 53            11.88
        20             7.57                                 54            11.12
        21             7.57                                 55            11.49
        22             7.57                                 56            11.12
        23             7.57                                 57            11.49
        24             7.05                                 58            11.12
        25             6.82                                 59            11.17
        26             7.05                                 60            11.54
        27             6.82                                 61            11.17
        28             6.83                                 62            11.54
        29             7.57                                 63            11.17
        30             7.68                                 64            11.17
        31             7.93                                 65            12.37
        32             7.68                                 66            11.17
        33             7.93                                 67            11.55
        34             7.68                                 68            11.17

--------------------------------------------------------------------------------

*Run to call and including any payments from the Yield Maintenance Agreement.


_

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 15)
________________________________________________________________________________



-----------------------------------------------------------------------------------------------------
                           Group I Collateral Summary

Number of Mortgage Loans                   4,128    Weighted Average Credit Score                634
Principal Balance                   $443,328,521    Property Type
Average Principal Balance               $107,395       Single-family detached                 78.85%
   Range                                $9,944 -       Two- to four-family units               6.70%
                                        $698,750
Weighted Average Mortgage Rate           7.3884%       Planned Unit Developments               6.04%
                                                       (detached)
   Range                        4.800% - 13.990%       Planned Unit Developments               3.53%
                                                       (attached))
Weighted Average Net Mortgage            6.0715%       Condo Low-Rise (less than               2.76%
Rate                                                   5 stories)
   Range                        3.140% - 13.290%       Manufactured Home                       1.07%
Weighted Average Remaining                   333       Townhouse                               0.93%
Term
   Range                               118 - 360       Condo High-Rise (9 stories              0.10%
                                                       or more)
Weighted Average Seasoning                     0       Condo Mid-Rise (5 to 8                  0.02%
                                                       stories)
Latest Maturity Date                   10/1/2033
State Concentration (>5%)
   California                             16.81%    Occupancy Status
   Florida                                 8.49%       Primary Residence                      93.01%
   New York                                6.44%       Non-Owner Occupied                      5.75%
   Texas                                   6.40%       Second Home/Vacation Home               1.24%
Weighted Average Original LTV*            79.32%    Documentation Type
  Range                          9.00% - 100.00%       Full Documentation                     81.76%
First Lien                                94.56%       Reduced Documentation                  18.24%
Second Liens                               5.44%    Servicer
Balloon Loans                              3.98%       HomeComings                            69.60%

-----------------------------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 16)
________________________________________________________________________________


--------------------------------------------------------------------------------
                                  Group I
                     Current   % of Current  Average
Credit              Number of   Principal    Principal  Principal      Wtd Avg
Score                 Loans      Balance     Balance    Balance     Orig LTV *
499 or less                 10    $687,296     0.16%    $68,730        72.04%
500 - 519                   38   2,781,444     0.63      73,196        66.92
520 - 539                  127  11,156,823     2.52      87,849        72.33
540 - 559                  272  19,772,086     4.46      72,691        74.79
560 - 579                  384  31,522,861     7.11      82,091        77.70
580 - 599                  457  44,543,254    10.05      97,469        79.26
600 - 619                  649  66,749,324    15.06     102,849        80.10
620 - 639                  675  71,894,641    16.22     106,511        80.59
640 - 659                  533  63,939,050    14.42     119,961        80.00
660 - 679                  404  51,048,380    11.51     126,357        79.50
680 - 699                  219  30,018,334     6.77     137,070        81.06
700 - 719                  137  18,327,705     4.13     133,779        81.71
720 - 739                   83  11,430,069     2.58     137,712        79.73
740 - 759                   57   8,338,175     1.88     146,284        79.25
760 or greater              75  10,712,365     2.42     142,832        76.29
Subtotal with Credit      4120 $442,921,807   99.91%   $107,505        79.33%
Scores
Not Available(1)             8    $406,714     0.09%    $50,839        71.52%
--------------------------------------------------------------------------------
Total:                   4,128 $443,328,521  100.00%   $107,395        79.32%
--------------------------------------------------------------------------------

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

*CLTV measure used for 2nd lien mortgages for purposes of computation

-----------------------------------------------------------------------------------------------------
Original                                            % of
Mortgage                               Current     Current     Average     Wtd Avg
Loan                      Number of   Principal   Principal   Principal    Credit      Wtd Avg
Principle                   Loans      Balance     Balance     Balance      Score      Orig LTV *

1 - 100,000                    2,402 $130,275,289   29.39%    $54,236       621         80.23%
100,001 - 200,000              1,211 172,026,299    38.80     142,053       632         78.36
200,001 - 300,000                396  96,365,657    21.74     243,348       640         80.02
300,001 - 400,000                 91  31,532,441     7.11     346,510       659         79.31
400,001 - 500,000                 20   8,694,335     1.96     434,717       677         82.03
500,001 - 600,000                  7   3,735,750     0.84     533,679       687         69.80
600,001 - 700,000                  1     698,750     0.16     698,750       744         65.00
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395       634         79.32%
-----------------------------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 17)
________________________________________________________________________________



-----------------------------------------------------------------------------------------------------
                                              Group I
                         %of Current   Current    Average    Wtd Avg
Mortgage                  Number of   Principal   Principal  Principal    Credit            Wtd Avg
Rate (%)                    Loans      Balance     Balance    Balance      Score           Orig LTV *
3.000 - 3.499                     11  $2,780,827     0.63%   $252,802        714              72.25%
3.500 - 3.999                     57  12,379,735      2.79    217,188        664               74.93
4.000 - 4.499                    158  30,560,045      6.89    193,418        646               75.22
4.500 - 4.999                    293  51,905,518     11.71    177,152        655               78.04
5.000 - 5.499                    413  64,445,425     14.54    156,042        659               78.41
5.500 - 5.999                    666  87,446,490     19.72    131,301        638               79.00
6.000 - 6.499                    523  61,460,830     13.86    117,516        634               79.89
6.500 - 6.999                    393  41,549,281      9.37    105,723        613               78.83
7.000 - 7.499                    338  28,706,783      6.48     84,931        607               78.72
7.500 - 7.999                    262  18,167,570      4.10     69,342        606               80.91
8.000 - 8.499                    204  14,220,054      3.21     69,706        586               82.38
8.500 - 8.999                    202  10,203,744      2.30     50,514        599               86.47
9.000 - 9.499                    146   6,507,822      1.47     44,574        599               87.56
9.500 - 9.999                     87   3,848,909      0.87     44,240        592               85.61
10.000 - 10.499                   62   2,315,176      0.52     37,342        575               82.45
10.500 - 10.999                   39   1,347,423      0.30     34,549        604               93.83
11.000 - 11.499                   11     364,819      0.08     33,165        582               86.17
11.500 - 11.999                   21     524,953      0.12     24,998        616               97.48
12.000 - 12.499                   27     485,192      0.11     17,970        582               99.64
12.500 - 12.999                   72   1,701,695      0.38     23,635        592               99.67
13.000 - 13.499                  143   2,406,231      0.54     16,827        567               99.18
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395        634              79.32%
-----------------------------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 18)
________________________________________________________________________________



-----------------------------------------------------------------------------------------------------
                                              Group I
                                     %of Current   Current    Average   Wtd Avg
Mortgage                  Number of   Principal  Principal  Principal    Credit         Wtd Avg
Rate (%)                    Loans      Balance    Balance    Balance      Score        Orig LTV *
4.500 - 4.999                      2    $349,756     0.08%   $174,878       637         66.15%
5.000 - 5.499                     46  10,174,639     2.30     221,188       698         72.98
5.500 - 5.999                    210  44,251,077     9.98     210,719       683         75.93
6.000 - 6.499                    325  58,193,352    13.13     179,056       660         77.47
6.500 - 6.999                    554  85,071,827    19.19     153,559       639         78.18
7.000 - 7.499                    396  49,604,970    11.19     125,265       632         78.58
7.500 - 7.999                    748  82,519,762    18.61     110,321       618         78.88
8.000 - 8.499                    448  38,610,681     8.71      86,185       617         81.33
8.500 - 8.999                    417  32,953,164     7.43      79,024       602         82.21
9.000 - 9.499                    230  13,940,321     3.14      60,610       596         85.02
9.500 - 9.999                    233  11,999,818     2.71      51,501       597         85.10
10.000 - 10.499                  105   4,883,873     1.10      46,513       589         86.95
10.500 - 10.999                   88   3,364,535     0.76      38,233       584         84.19
11.000 - 11.499                   40   1,590,359     0.36      39,759       591         85.86
11.500 - 11.999                   22     667,771     0.15      30,353       589         90.40
12.000 - 12.499                   21     549,498     0.12      26,167       617         97.59
12.500 - 12.999                   26     450,602     0.10      17,331       580         99.62
13.000 - 13.499                   72   1,704,941     0.38      23,680       593         99.67
13.500 - 13.999                  145   2,447,575     0.55      16,880       567         99.19
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395       634         79.32%
-----------------------------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation


--------------------------------------------------------------------------------

Original                            %of Current    Current    Average     Wtd Avg
Loan-to-Value             Number of   Principal  Principal  Principal     Credit
Ratio (%)(1)                Loans      Balance    Balance    Balance       Score
0.01 - 50.00                     195 $17,280,074     3.90%    $88,616       624
50.01 - 55.00                     62   7,029,921     1.59     113,386       616
55.01 - 60.00                    110  11,307,764     2.55     102,798       630
60.01 - 65.00                    161  21,709,030     4.90     134,839       631
65.01 - 70.00                    255  33,293,267     7.51     130,562       620
70.01 - 75.00                    339  41,710,399     9.41     123,040       629
75.01 - 80.00                    961 122,714,387    27.68     127,694       641
80.01 - 85.00                    458  62,559,780    14.11     136,593       631
85.01 - 90.00                    613  79,848,025    18.01     130,258       632
90.01 - 95.00                    232  24,709,311     5.57     106,506       655
95.01 - 100.00                   742  21,166,562     4.77      28,526       633
--------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395       634
--------------------------------------------------------------------------------

(1) With respect to the Group I Loan secured by second liens, this table was calculated using the combined Loan-to-Value ratio.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 19)
________________________________________________________________________________

-----------------------------------------------------------------------------------------------------
                                              Group I

                                    %of Current    Current    Average   Wtd Avg
                          Number of   Principal  Principal  Principal   Credit         Wtd Avg
State                       Loans      Balance    Balance    Balance     Score        Orig LTV *
California                       380 $74,509,166    16.81%   $196,077       638         76.24%
Florida                          389  37,645,940     8.49      96,776       627         78.54
New York                         144  28,540,813     6.44     198,200       648         75.11
Texas                            375  28,381,522     6.40      75,684       615         79.51
Georgia                          200  19,618,279     4.43      98,091       636         83.26
Maryland                         103  16,253,816     3.67     157,804       638         79.75
Massachusetts                     79  14,994,095     3.38     189,799       651         75.04
Connecticut                      104  13,856,712     3.13     133,238       649         79.45
North Carolina                   170  13,423,818     3.03      78,964       643         83.02
Other                          2,184 196,104,360    44.23      89,791       631         80.86
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395       634         79.32%
-----------------------------------------------------------------------------------------------------
*CLTV measure used for 2nd lien mortgages for purposes of computation



         Group I
-----------------------------------------------------------------------------------------------------
                                      % of
                                       Current    Current    Average   Wtd Avg
Loan                      Number of   Principal  Principal  Principal  Credit         Wtd Avg
Purpose                     Loans      Balance    Balance    Balance    Score        Orig LTV *
Equity refinance               2,723 $324,798,249   73.26%   $119,280       630         77.79%
Purchase                       1,136  85,763,788    19.35      75,496       648         85.56
Rate/Term refinance              269  32,766,483     7.39     121,808       634         78.10
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395       634         79.32%
-----------------------------------------------------------------------------------------------------
*CLTV measure used for 2nd lien mortgages for purposes of computation


-----------------------------------------------------------------------------------------------------
                                      % of
                                       Current    Current    Average   Wtd Avg
                          Number of   Principal  Principal  Principal  Credit         Wtd Avg
Documentation Type          Loans      Balance    Balance    Balance    Score        Orig LTV *
Full documentation             3,508 $362,473,268   81.76%   $103,328       632         80.64%
Reduced Documentation            620  80,855,253    18.24     130,412       645         73.42
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395       634         79.32%
-----------------------------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 20)
________________________________________________________________________________


-----------------------------------------------------------------------------------------------------
                                              Group I
                                      % of
                                       Current    Current    Average   Wtd Avg
                           Number of  Principal  Principal  Principal  Credit         Wtd Avg
Occupancy                    Loans     Balance    Balance    Balance    Score        Orig LTV *
Primary                        3,821 $412,335,206   93.01%   $107,913       632         79.45%
Non-Owner Occupied               268  25,490,495     5.75      95,114       659         78.04
Second Home                       39   5,502,820     1.24     141,098       659         75.40
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395       634         79.32%
-----------------------------------------------------------------------------------------------------
*CLTV measure used for 2nd lien mortgages for purposes of computation



-----------------------------------------------------------------------------------------------------
                                      % of
                                       Current    Current    Average   Wtd Avg
                            Number    Principal  Principal  Principal  Credit         Wtd Avg
                               of
Property Type                Loans     Balance    Balance    Balance    Score        Orig LTV *
Single-family detached         3,414 $349,585,135   78.85%   $102,398     631           79.56%
Two- to four-family units        182  29,688,903     6.70     163,126     659           74.37
Planned Unit Developments        191  26,797,325     6.04     140,300     634           81.27
(detached)
Planned Unit Developments        134  15,636,123     3.53     116,687     656           83.54
(attached)
Condo Low-Rise (less than        103  12,233,401     2.76     118,771     635           76.76
5 stories)
Manufactured Home                 63   4,721,472     1.07      74,944     637           74.80
Townhouse                         36   4,132,825     0.93     114,801     649           78.93
Condo High-Rise (9 or more         3     449,500     0.10     149,833     671           82.25
stories)
Condo Mid-Rise (5 to 8             2      83,838     0.02      41,919     579           30.92
stories)
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395     634           79.32%
-----------------------------------------------------------------------------------------------------
*CLTV measure used for 2nd lien mortgages for purposes of computation



-----------------------------------------------------------------------------------------------------
                                      % of
                                       Current    Current    Average   Wtd Avg
Credit                    Number of   Principal  Principal  Principal  Credit         Wtd Avg
Grade                       Loans      Balance    Balance    Balance    Score        Orig LTV *
A4                             1,393 $171,112,030   38.60%   $122,837     650           79.55%
AX                             1,790 191,301,037    43.15     106,872     646           80.66
AM                               528  47,921,560    10.81      90,761     582           77.94
B                                277  21,709,051     4.90      78,372     559           75.59
C                                 95   8,035,478     1.81      84,584     544           67.89
CM                                45   3,249,366     0.73      72,208     532           61.37
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395     634           79.32%
-----------------------------------------------------------------------------------------------------
*CLTV measure used for 2nd lien mortgages for purposes of computation

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 21)
________________________________________________________________________________



-----------------------------------------------------------------------------------------------------
                                              Group I
                                      % of
Prepayment                             Current    Current    Average   Wtd Avg
Penalty                   Number of   Principal  Principal  Principal  Credit         Wtd Avg
Term                        Loans      Balance    Balance    Balance    Score        Orig LTV *
None                           1,627 $129,571,473   29.23%    $79,638     628           80.37%
12 Months                        165  27,612,617     6.23     167,349     645           76.99
24 Months                        218  30,828,241     6.95     141,414     636           79.27
36 Months                      1,989 241,634,246    54.50     121,485     637           78.98
48 Months                          3     641,200     0.14     213,733     628           79.46
60 Months                        116  11,763,557     2.65     101,410     616           79.76
Other                             10   1,277,188     0.29     127,719     627           83.36
-----------------------------------------------------------------------------------------------------
Total:                         4,128 $443,328,521  100.00%   $107,395     634           79.32%
-----------------------------------------------------------------------------------------------------

(1)  Not 0, 12, 24,  36,  48, or 60 months  and not more than 60  months.

*CLTV measure used for 2nd lien mortgages for purposes of computation

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 22)
________________________________________________________________________________


-----------------------------------------------------------------------------------------------------
                                   Group II-A Collateral Summary

Number of Mortgage Loans                   3,267    Weighted Average Credit Score                618
Principal Balance                   $438,779,962    Property Type
Average Principal Balance               $134,307       Single-family detached                 81.36%
   Range                               $17,500 -       Planned Unit Developments               7.44%
                               $490,500 (detached)
Weighted Average Mortgage Rate           7.1128%       Two- to four-family units               3.92%
   Range                        4.530% - 11.000%       Condo Low-Rise (less than               3.42%
                                                       5 stories)
Weighted Average Net Mortgage            5.1167%       Planned Unit Developments               2.48%
Rate                                                   (attached)
   Range                        2.165% - 10.190%       Townhouse                               0.83%
Weighted Average Remaining                   360       Manufactured Home                       0.38%
Term
   Range                               349 - 360       Condo Mid-Rise                          0.09%
Weighted Average Seasoning                     0       Leasehold                               0.04%
Latest Maturity Date                   10/1/2033       Condo High-Rise                         0.03%
State Concentration (>5%)
   California                             18.17%    Occupancy Status
   Michigan                                8.52%       Primary Residence                      91.85%
   Florida                                 7.11%       Non-Owner Occupied                      7.44%
   Minnesota                               6.26%       Second Vacation                         0.71%
Weighted Average Original LTV             82.15%    Documentation Type
  Range                          16.00% - 95.00%       Full Documentation                     78.25%
First Lien                               100.00%       Reduced Documentation                  21.75%
Second Liens                               0.00%    Servicer
Balloon Loans                              0.00%       HomeComings                            90.86%
-----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 23)
________________________________________________________________________________


--------------------------------------------------------------------------------------------
                                        Group II-A

                            Current %of Current   Average
Credit                    Number of   Principal  Principal   Principal         Wtd Avg
Score                        Loans      Balance    Balance     Balance         Orig LTV
499 or less                       6    $737,278     0.17%    $122,880             62.71%
500 - 519                        24   2,473,421     0.56      103,059             73.17
520 - 539                       130  14,379,742     3.28      110,613             73.88
540 - 559                       270  31,132,794     7.1       115,307             78.53
560 - 579                       405  49,041,060    11.18      121,089             81.59
580 - 599                       424  54,698,748    12.47      129,006             82.2
600 - 619                       557  76,000,225    17.32      136,446             84.02
620 - 639                       541  78,426,359    17.87      144,966             82.89
640 - 659                       372  54,581,987    12.44      146,726             83.55
660 - 679                       242  34,436,182     7.85      142,298             83.15
680 - 699                       119  17,423,082     3.97      146,412             82.65
700 - 719                        57   9,020,218     2.06      158,249             79.86
720 - 739                        49   6,956,574     1.59      141,971             83.04
740 - 759                        23   3,339,782     0.76      145,208             82.18
760 or greater                   37   5,456,545     1.24      147,474             81.32
Subtotal with Credit          3,256 $438,103,999   99.85%    $134,553             82.17%
Scores
Not Available                    11    $675,963     0.15%     $61,451             70.87%
--------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%    $134,307             82.15%
--------------------------------------------------------------------------------------------

(1) Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.




----------------------------------------------------------------------------------------------------
Original
Mortgage                                           % of
Loan                                  Current    Current    Average    Wtd Avg
Principle                Number of   Principal  Principal  Principal   Credit         Wtd Avg
Balance ($)                Loans      Balance    Balance    Balance     Score         Orig LTV
1 - 100,000                   1,187 $84,705,523    19.30%    $71,361      608          80.40%
100,001 - 200,000             1,532 217,123,151    49.48     141,725      616          82.12
200,001 - 300,000               492 119,081,598    27.14     242,036      626          82.92
300,001 - 400,000                54  16,963,190     3.87     314,133      641          85.71
400,001 - 500,000                 2     906,500     0.21     453,250      685          85.41
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 24)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-A
Net                                 %of Current    Current    Average  Wtd Avg
Mortgage                 Number of   Principal   Principal  Principal  Credit                 Wtd Avg
Rate (%)                   Loans      Balance     Balance    Balance   Score                 Orig LTV
2.000 - 2.499                     9  $1,951,491      0.44%  $216,832      716                77.76%
2.500 - 2.999                    46   8,864,296       2.02   192,702      663                 79.76
3.000 - 3.499                   193  32,655,047       7.44   169,197      648                 80.71
3.500 - 3.999                   356  57,743,730      13.16   162,201      642                 80.86
4.000 - 4.499                   528  75,357,802      17.17   142,723      634                 83.22
4.500 - 4.999                   476  64,085,611      14.61   134,634      624                 84.17
5.000 - 5.499                   388  48,421,235      11.04   124,797      617                 83.99
5.500 - 5.999                   294  36,528,734       8.33   124,247      612                 81.01
6.000 - 6.499                   228  27,815,189       6.34   121,996      598                 81.55
6.500 - 6.999                   217  26,809,813       6.11   123,548      590                 81.41
7.000 - 7.499                   224  27,058,409       6.17   120,796      576                 82.28
7.500 - 7.999                   133  15,610,009       3.56   117,368      567                 81.52
8.000 - 8.499                    87   8,446,288       1.92    97,084      562                 79.64
8.500 - 8.999                    51   4,639,835       1.06    90,977      555                 79.85
9.000 - 9.499                    27   2,123,866       0.48    78,662      543                 75.17
9.500 - 9.999                     9     453,607       0.10    50,401      524                 56.03
10.000 - 10.499                   1     215,000       0.05   215,000      537                 60.00
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962   100.00%  $134,307      618                82.15%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 25)
________________________________________________________________________________




----------------------------------------------------------------------------------------------------
                                            Group II-A

                                    %of Current    Current   Average  Wtd Avg
Mortgage                 Number of   Principal  Principal  Principal  Credit         Wtd Avg
Rate (%)                   Loans      Balance    Balance    Balance   Score         Orig LTV
4.500 - 4.999                     9  $1,975,321     0.45%   $219,480      710          77.09%
5.000 - 5.499                    57   9,751,369     2.22     171,077      664          80.42
5.500 - 5.999                   246  41,952,987     9.56     170,541      651          80.54
6.000 - 6.499                   355  57,925,118    13.20     163,169      640          80.16
6.500 - 6.999                   693 103,407,234    23.57     149,217      631          81.89
7.000 - 7.499                   538  71,178,083    16.22     132,301      617          83.64
7.500 - 7.999                   647  79,494,020    18.12     122,866      597          83.51
8.000 - 8.499                   302  33,693,835     7.68     111,569      590          83.72
8.500 - 8.999                   242  24,247,738     5.53     100,197      578          82.47
9.000 - 9.499                    97   8,831,419     2.01      91,046      565          81.32
9.500 - 9.999                    61   5,195,945     1.18      85,179      562          79.98
10.000 - 10.499                  12     621,144     0.14      51,762      531          66.69
10.500 - 10.999                   7     463,250     0.11      66,179      530          60.48
11.000 - 11.499                   1      42,500     0.01      42,500      556          85.00
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------

Original                            %of Current   Current    Average  Wtd Avg
Loan-to-Value            Number of   Principal  Principal  Principal  Credit
Ratio (%)(1)               Loans      Balance    Balance    Balance   Score
0.01 - 50.00                     62  $5,956,953     1.36%    $96,080      599
50.01 - 55.00                    35   3,395,956     0.77      97,027      602
55.01 - 60.00                    58   6,481,165     1.48     111,744      585
60.01 - 65.00                    86  11,471,507     2.61     133,390      607
65.01 - 70.00                   160  18,726,689     4.27     117,042      592
70.01 - 75.00                   222  26,828,152     6.11     120,848      602
75.01 - 80.00                 1,049 148,102,038    33.75     141,184      629
80.01 - 85.00                   490  65,016,773    14.82     132,687      612
85.01 - 90.00                   808 110,259,934    25.13     136,460      614
90.01 - 95.00                   297  42,540,795     9.70     143,235      637
------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618
------------------------------------------------------------------------------

(1) With respect to the Group I Loan secured by second liens, this table was calculated using the combined Loan-to-Value ratio.

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 26)
________________________________________________________________________________

----------------------------------------------------------------------------------------------------
                                            Group II-A

                                   %of Current    Current    Average    Wtd Avg
                         Number of   Principal  Principal  Principal    Credit         Wtd Avg
State                      Loans      Balance    Balance    Balance     Score         Orig LTV
California                      392 $79,726,030    18.17%   $203,383      632           79.97%
Michigan                        346  37,403,474     8.52     108,103      605           81.98
Florida                         257  31,187,333     7.11     121,351      609           82.14
Minnesota                       187  27,465,762     6.26     146,876      620           81.54
Texas                           155  18,670,066     4.25     120,452      605           83.86
Wisconsin                       157  18,118,914     4.13     115,407      609           82.02
Illinois                        124  17,332,937     3.95     139,782      616           81.45
Colorado                         96  16,646,946     3.79     173,406      630           82.38
Ohio                            153  14,676,070     3.34      95,922      616           84.46
Georgia                         115  14,353,883     3.27     124,816      619           85.07
Other                         1,285 163,198,546    37.19     127,003      618           82.77
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618           82.15%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                      % of
                                      Current    Current    Average  Wtd Avg
Loan                     Number of   Principal  Principal  Principal  Credit         Wtd Avg
Purpose                    Loans      Balance    Balance    Balance   Score         Orig LTV
Equity refinance              1,963 $262,007,771   59.71%   $133,473      611          81.17%
Purchase                      1,149 156,573,242    35.68     136,269      630          83.63
Rate/Term refinance             155  20,198,949     4.60     130,316      618          83.42
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                      % of
                                      Current    Current    Average  Wtd Avg
                         Number of   Principal  Principal  Principal  Credit         Wtd Avg
Documentation Type         Loans      Balance    Balance    Balance   Score         Orig LTV
Full documentation            2,629 $343,353,477   78.25%   $130,602      612          83.54%
Reduced Documentation           638  95,426,485    21.75     149,571      642          77.15
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 27)
________________________________________________________________________________




----------------------------------------------------------------------------------------------------
                                            Group II-A

                                   %of Current    Current    Average  Wtd Avg
                         Number of   Principal  Principal  Principal  Credit         Wtd Avg
Occupancy                  Loans      Balance    Balance    Balance   Score         Orig LTV
Primary                       2,938 $403,010,679   91.85%   $137,172      615          82.20%
Non-Owner Occupied              307  32,661,013     7.44     106,388      662          81.82
Second Home                      22   3,108,269     0.71     141,285      606          78.70
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                      % of
                                      Current    Current    Average  Wtd Avg
                         Number of   Principal  Principal  Principal  Credit         Wtd Avg
Property Type              Loans      Balance    Balance    Balance   Score         Orig LTV
Single-family detached        2,729 $357,006,086   81.36%   $130,819      616          82.42%
Planned Unit                    187  32,660,730     7.44     174,656      623          83.10
Developments (detached)
Two- to four-family             110  17,207,671     3.92     156,433      640          78.97
units
Condo Low-Rise (less            113  15,004,279     3.42     132,781      624          80.24
than 5 stories)
Planned Unit                     70  10,881,225     2.48     155,446      624          80.27
Developments (attached)
Townhouse                        30   3,650,021     0.83     121,667      620          80.92
Manufactured Home                23   1,669,352     0.38      72,581      615          73.34
Condo Mid-Rise (5 to 8            3     407,405     0.09     135,802      610          77.70
stories)
Leasehold                         1     183,007     0.04     183,007      626          75.00
Condo High-Rise (9                1     110,186     0.03     110,186      676          80.00
stories or more)
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                      % of
                                      Current    Current    Average  Wtd Avg
Credit                   Number of   Principal  Principal  Principal  Credit         Wtd Avg
Grade                      Loans      Balance    Balance    Balance   Score         Orig LTV
A4                            1,442 $206,085,123   46.97%   $142,916      647          84.03%
AX                              816 112,210,176    25.57     137,512      617          82.06
AM                              544  69,720,090    15.89     128,162      583          82.00
B                               279  31,007,242     7.07     111,137      558          78.22
C                               134  14,608,846     3.33     109,021      547          72.84
CM                               52   5,148,485     1.17      99,009      534          61.01
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------


Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 16)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-A
Prepayment                          %of Current    Current    Average    Wtd Avg
Penalty                  Number of   Principal  Principal  Principal    Credit         Wtd Avg
Term                       Loans      Balance    Balance    Balance     Score         Orig LTV
None                            817 $106,971,801   24.38%   $130,932      618          82.30%
12 Months                       134  22,811,166     5.20     170,233      635          84.00
24 Months                     1,469 210,456,336    47.96     143,265      622          82.05
36 Months                       840  97,709,725    22.27     116,321      606          81.73
Other(1)                          7     830,933     0.19     118,705      610          86.55
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------

(1)  Not 0, 12, 24, or 36 months and not more than 36 months.





----------------------------------------------------------------------------------------------------
                                      % of
                                      Current    Current    Average  Wtd Avg
                         Number of   Principal  Principal  Principal  Credit         Wtd Avg
Note Margin (%)            Loans      Balance    Balance    Balance   Score         Orig LTV
3.000 - 3.499                     1    $118,750     0.03%   $118,750      627          95.00%
3.500 - 3.999                     2     287,039     0.07     143,520      686          80.00
4.000 - 4.499                    15   2,684,993     0.61     179,000      659          81.54
4.500 - 4.999                    72  12,902,561     2.94     179,202      659          81.19
5.000 - 5.499                   145  21,706,531     4.95     149,700      633          81.08
5.500 - 5.999                   341  56,403,771    12.85     165,407      630          82.78
6.000 - 6.499                   293  43,104,216     9.82     147,113      629          79.98
6.500 - 6.999                   605  91,397,627    20.83     151,070      631          80.93
7.000 - 7.499                   503  66,716,174    15.20     132,637      625          82.24
7.500 - 7.999                   518  62,216,727    14.18     120,110      610          85.24
8.000 - 8.499                   372  43,043,701     9.81     115,709      587          82.97
8.500 - 8.999                   234  23,666,272     5.39     101,138      575          83.06
9.000 - 9.499                    99   9,278,309     2.11      93,720      559          81.30
9.500 - 9.999                    41   3,466,791     0.79      84,556      556          75.63
10.000 - 10.499                  21   1,514,071     0.35      72,099      535          71.80
10.500 - 10.999                   5     272,430     0.06      54,486      582          71.46
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618        82.15%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 29)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-A
                                    %of Current    Current    Average  Wtd Avg
                          Number of  Principal   Principal  Principal  Credit         Wtd Avg
Maximum Mortgage Rates      Loans     Balance      Balance    Balance   Score         Orig LTV
(%)
10.000 - 10.999                   6    $880,617      0.20%  $146,769      669           75.20%
11.000 - 11.999                 156  25,052,043      5.71    160,590      654           80.57
12.000 - 12.999                 755 115,386,285     26.30    152,830      640           80.87
13.000 - 13.999               1,226 171,350,592     39.05    139,764      620           82.73
14.000 - 14.999                 736  87,482,461     19.94    118,862      595           83.30
15.000 - 15.999                 289  29,834,971      6.80    103,235      581           82.22
16.000 - 16.999                  94   8,379,800      1.91     89,147      567           81.72
17.000 - 17.999                   5     413,192      0.09     82,638      578           71.13
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962   100.00%  $134,307      618           82.15%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                      % of
                                      Current    Current    Average  Wtd Avg
                         Number of   Principal  Principal  Principal  Credit         Wtd Avg
Minimum Mortgage Rates     Loans      Balance    Balance    Balance   Score         Orig LTV
(%)
4.000 - 4.999                     7  $1,340,301     0.31%   $191,472      692           71.40%
5.000 - 5.999                   194  32,715,899     7.46     168,639      655           81.49
6.000 - 6.999                   854 136,875,031    31.19     160,275      637           80.45
7.000 - 7.999                 1,259 167,002,435    38.06     132,647      617           83.51
8.000 - 8.999                   728  81,023,888    18.47     111,297      587           83.33
9.000 - 9.999                   190  17,459,326     3.98      91,891      565           80.72
10.000 - 10.999                  34   2,320,581     0.53      68,252      541           69.70
11.000 - 11.999                   1      42,500     0.01      42,500      556           85.00
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618           82.15%
----------------------------------------------------------------------------------------------------


Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 30)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-A

                                      Current    Current    Average     Wtd Avg
Next Interest Rate       Number of   Principal  Principal  Principal    Credit         Wtd Avg
Adjustment Date            Loans      Balance    Balance    Balance     Score         Orig LTV
2004-10                           1    $147,678     0.03%   $147,678      627          85.00%
2005-01                           1      51,375     0.01      51,375      617          75.00
2005-04                           2     405,262     0.09     202,631      638          85.97
2005-05                           4     532,464     0.12     133,116      614          76.13
2005-06                          16   1,746,118     0.40     109,132      608          80.75
2005-07                         118  16,289,262     3.71     138,045      630          81.86
2005-08                         791 118,945,729    27.11     150,374      626          82.75
2005-09                       1,371 179,166,520    40.83     130,683      616          82.02
2005-10                         185  25,416,670     5.79     137,387      611          83.28
2005-12                           1     276,040     0.06     276,040      600          79.00
2006-02                           1      67,713     0.02      67,713      527          85.00
2006-04                           1     298,703     0.07     298,703      606          69.00
2006-05                           2     341,495     0.08     170,747      619          79.28
2006-06                           8     965,220     0.22     120,652      647          87.53
2006-07                          28   3,343,769     0.76     119,420      589          80.31
2006-08                         144  16,240,231     3.70     112,779      620          81.32
2006-09                         448  55,855,336    12.73     124,677      611          81.98
2006-10                         144  18,503,378     4.22     128,496      621          80.11
2006-11                           1     187,000     0.04     187,000      632          85.00
----------------------------------------------------------------------------------------------------
Total:                        3,267 $438,779,962  100.00%   $134,307      618          82.15%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 31)
________________________________________________________________________________


-----------------------------------------------------------------------------------------------------
                                   Group II-B Collateral Summary

Number of Mortgage Loans                   2,947    Weighted Average Credit Score                617
Principal Balance                   $439,003,403    Property Type
Average Principal Balance               $148,966      Single-family detached                  81.83%
   Range                               $19,991 -      Planned Unit Developments                8.21%
                               $595,000 (detached)
Weighted Average Mortgage Rate           7.1047%      Condo Low-Rise (less than 5              3.36%
                                                      stories)
   Range                        4.450% - 11.450%      Two- to four-family units                3.02%
Weighted Average Net Mortgage            5.1107%      Planned Unit Developments                2.35%
Rate                                                  (attached)
   Range                        2.165% - 10.750%      Townhouse                                0.67%
Weighted Average Remaining                   360      Manufactured Home                        0.40%
Term
   Range                               240 - 360      Condo Mid-Rise (5 to 8                   0.13%
                                                      stories)
Weighted Average Seasoning                     0      Condo High-Rise (9 stories               0.04%
                                                      or more)
Latest Maturity Date                   10/1/2033
State Concentration (>5%)                            Occupancy Status
   California                             21.37%      Primary Residence                       94.19%
   Michigan                                8.05%       Non-Owner Occupied                      5.27%
   Florida                                 6.54%       Second Vacation                         0.54%
   Minnesota                               6.49%    Documentation Type
Weighted Average Original LTV             82.16%       Full Documentation                     80.02%
  Range                          22.00% - 95.00%       Reduced Documentation                  19.98%
First Lien                               100.00%    Servicer
Second Liens                               0.00%       HomeComings                            90.20%
Balloon Loans                              0.00%
-----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 32)
________________________________________________________________________________


-----------------------------------------------------------------------------------------------
                                          Group II-B

                                           %of Current    Current   Average
Credit                           Number of  Principal   Principal Principal      Wtd Avg
Score                              Loans     Balance     Balance   Balance       Orig LTV
499 or less                              4     $465,066    0.11%   $116,267        70.81%
500 - 519                               31    4,898,756    1.12     158,024        73.76
520 - 539                              127   14,312,904    3.26     112,700        73.08
540 - 559                              277   34,368,757    7.83     124,075        78.27
560 - 579                              371   48,993,659   11.16     132,058        81.43
580 - 599                              396   54,221,594   12.35     136,923        82.64
600 - 619                              478   75,327,321   17.16     157,589        83.14
620 - 639                              470   77,075,456   17.56     163,990        83.61
640 - 659                              328   56,340,343   12.83     171,769        83.59
660 - 679                              198   32,708,782    7.45     165,196        82.35
680 - 699                               89   13,418,409    3.06     150,769        84.91
700 - 719                               65    9,702,709    2.21     149,272        83.26
720 - 739                               40    6,548,673    1.49     163,717        83.85
740 - 759                               25    3,958,716    0.90     158,349        83.51
760 or greater                          31    5,498,093    1.25     177,358        81.75
Subtotal with Credit Scores          2,930 $437,839,238   99.73%   $149,433        82.19%
Not Available(1)                        17   $1,164,166    0.27%    $68,480        71.23%
-----------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403  100.00%   $148,966        82.16%
-----------------------------------------------------------------------------------------------
(1)Mortgage  Loans  indicated as having a Credit  Score that is "not  available"
include  certain  Mortgage  Loans where the Credit Score was not provided by the related  seller and Mortgage  Loans where no credit  history can be obtained for the related mortgagor.


----------------------------------------------------------------------------------------------------
Original
Mortgage                                                  % of
Loan                                         Current     Current   Average   Wtd Avg
Principle                        Number of  Principal   Principal Principal  Credit      Wtd Avg
Balance ($)                        Loans     Balance     Balance   Balance    Score     Orig LTV
1 - 100,000                            991  $71,948,097   16.39%    $72,602       605      80.21%
100,001 - 200,000                    1,333  189,183,334   43.09     141,923       614      82.33
200,001 - 300,000                      404   97,658,249   22.25     241,728       619      81.53
300,001 - 400,000                      182   63,258,655   14.41     347,575       631      84.60
400,001 - 500,000                       33   14,732,767    3.36     446,447       634      82.78
500,001 - 600,000                        4    2,222,300    0.51     555,575       658      85.64
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403  100.00%   $148,966       617      82.16%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 33)
________________________________________________________________________________


----------------------------------------------------------------------------------------------------
                                            Group II-B
Net                                          Current     Current   Average     Wtd Avg
Mortgage                         Number of  Principal   Principal Principal    Credit      Wtd Avg
Rate (%)                           Loans     Balance     Balance   Balance      Score     Orig LTV
2.000 - 2.499                            5   $1,016,893     0.23%  $203,379       715        80.00%
2.500 - 2.999                           55   12,011,694      2.74   218,394       671         79.24
3.000 - 3.499                          166   34,841,930      7.94   209,891       646         80.80
3.500 - 3.999                          301   52,039,150     11.85   172,888       636         81.11
4.000 - 4.499                          481   78,125,455     17.80   162,423       631         82.94
4.500 - 4.999                          400   59,935,111     13.65   149,838       625         84.39
5.000 - 5.499                          365   51,509,583     11.73   141,122       614         83.81
5.500 - 5.999                          258   35,912,055      8.18   139,194       609         82.32
6.000 - 6.499                          233   31,247,137      7.12   134,108       603         81.43
6.500 - 6.999                          199   26,885,943      6.12   135,105       590         81.24
7.000 - 7.499                          175   22,804,291      5.19   130,310       576         81.42
7.500 - 7.999                          125   14,497,151      3.30   115,977       562         80.32
8.000 - 8.499                          105   11,541,241      2.63   109,917       560         80.49
8.500 - 8.999                           38    3,664,810      0.83    96,442       556         81.78
9.000 - 9.499                           17    1,551,505      0.35    91,265       544         75.33
9.500 - 9.999                           16      991,256      0.23    61,953       528         65.49
10.000 - 10.499                          6      337,524      0.08    56,254       548         72.33
10.500 - 10.999                          2       90,676      0.02    45,338       551         64.35
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617        82.16%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 34)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-B
                                             Current     Current   Average     Wtd Avg
Mortgage                         Number of  Principal   Principal Principal    Credit      Wtd Avg
Rate (%)                           Loans     Balance     Balance   Balance      Score     Orig LTV
4.000 - 4.499                            2     $348,000     0.08%  $174,000       659        80.00%
4.500 - 4.999                           10    2,122,213     0.48    212,221       683        80.00
5.000 - 5.499                           49   10,667,612     2.43    217,706       667        80.18
5.500 - 5.999                          208   45,409,488    10.34    218,315       651        80.60
6.000 - 6.499                          305   54,668,770    12.45    179,242       635        81.02
6.500 - 6.999                          635  103,677,463    23.62    163,272       627        82.06
7.000 - 7.499                          480   70,733,212    16.11    147,361       616        83.37
7.500 - 7.999                          577   78,729,348    17.93    136,446       600        82.94
8.000 - 8.499                          277   32,689,686     7.45    118,013       585        83.71
8.500 - 8.999                          226   24,154,976     5.50    106,880       574        82.05
9.000 - 9.499                          100    9,706,590     2.21     97,066       573        83.13
9.500 - 9.999                           45    4,011,146     0.91     89,137       565        79.95
10.000 - 10.499                         13    1,083,816     0.25     83,370       539        69.23
10.500 - 10.999                         17      863,659     0.20     50,803       541        72.13
11.000 - 11.499                          3      137,426     0.03     45,809       550        71.37
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617        82.16%
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                          % of
Original                                     Current     Current   Average   Wtd Avg
Loan-to-Value                    Number of  Principal   Principal Principal  Credit
Ratio (%)(1)                       Loans     Balance     Balance   Balance    Score
0.01 - 50.00                            56   $5,569,600    1.27%    $99,457       581
50.01 - 55.00                           22    2,913,927    0.66     132,451       582
55.01 - 60.00                           63    6,648,181    1.51     105,527       575
60.01 - 65.00                           75   11,084,374    2.52     147,792       594
65.01 - 70.00                          157   21,976,322    5.01     139,977       597
70.01 - 75.00                          203   27,910,019    6.36     137,488       601
75.01 - 80.00                          928  141,390,848   32.21     152,361       628
80.01 - 85.00                          465   66,901,042   15.24     143,873       610
85.01 - 90.00                          752  116,921,657   26.63     155,481       616
90.01 - 95.00                          226   37,687,434    8.58     166,759       638
--------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403  100.00%   $148,966       617
--------------------------------------------------------------------------------------
(1) With  respect to the Group I Loan  secured by second  liens,  this table was calculated using the combined Loan-to-Value ratio.

________________________________________________________________________________

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 35)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-B
                                                          % of
                                             Current     Current   Average     Wtd Avg
                                 Number of  Principal   Principal Principal    Credit      Wtd Avg
State                              Loans     Balance     Balance   Balance      Score     Orig LTV
California                             405  $93,813,454    21.37%  $231,638       629       81.31%
Michigan                               315   35,331,585     8.05    112,164       605       81.49
Florida                                222   28,691,439     6.54    129,241       613       81.87
Minnesota                              176   28,497,912     6.49    161,920       617       82.01
Texas                                  147   20,605,160     4.69    140,171       598       83.43
Illinois                               121   18,175,995     4.14    150,215       625       80.05
Colorado                                94   17,912,959     4.08    190,563       620       82.57
Wisconsin                              125   14,277,366     3.25    114,219       613       83.16
Georgia                                 96   13,402,604     3.05    139,610       612       84.38
Other                                1,246  168,294,930    38.34    135,068       615       82.62
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617       82.16%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                          % of
                                             Current     Current   Average   Wtd Avg
Loan                             Number of  Principal   Principal Principal  Credit      Wtd Avg
Purpose                            Loans     Balance     Balance   Balance    Score     Orig LTV
Equity refinance                     1,734 $256,035,843    58.32%  $147,656       609       80.97%
Purchase                             1,029  155,551,014    35.43    151,167       631       83.88
Rate/Term refinance                    184   27,416,547     6.25    149,003       614       83.60
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617       82.16%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                          % of
                                             Current     Current   Average   Wtd Avg
                                 Number of  Principal   Principal Principal  Credit      Wtd Avg
Documentation Type                 Loans     Balance     Balance   Balance    Score     Orig LTV
Full documentation                   2,406 $351,301,712     80.02% $146,011       611      83.58%
Reduced Documentation                  541   87,701,691     19.98   162,110       640      76.49
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403    100.00% $148,966       617      82.16%
----------------------------------------------------------------------------------------------------


Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 36)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-B
                                                          % of
                                             Current     Current   Average   Wtd Avg
                                 Number of  Principal   Principal Principal  Credit      Wtd Avg
Occupancy                          Loans     Balance     Balance   Balance    Score     Orig LTV
Primary                              2,719 $413,481,127    94.19%  $152,071       614       82.19%
Non-Owner Occupied                     210   23,139,026     5.27    110,186       660       82.08
Second Home                             18    2,383,250     0.54    132,403       657       78.61
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617       82.16%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                          % of
                                             Current     Current   Average   Wtd Avg
                                 Number of  Principal   Principal Principal  Credit      Wtd Avg
Property Type                      Loans     Balance     Balance   Balance    Score     Orig LTV
Single-family detached               2,475 $359,253,376    81.83%  $145,153       615       82.26%
Planned Unit Developments              180   36,024,720     8.21    200,137       617       83.41
(detached)
Condo Low-Rise (less than 5             96   14,736,094     3.36    153,501       622       80.69
stories)
Two- to four-family units               90   13,245,041     3.02    147,167       643       79.42
Planned Unit Developments               54   10,297,496     2.35    190,694       642       82.72
(attached)
Townhouse                               23    2,941,428     0.67    127,888       613       81.44
Manufactured Home                       24    1,767,710     0.40     73,655       599       73.37
Condo Mid-Rise (5 to 8 stories)          4      581,539     0.13    145,385       600       68.19
Condo High-Rise (9 stories or            1      156,000     0.04    156,000       569       78.00
more)
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617       82.16%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                          % of
                                             Current     Current   Average   Wtd Avg
Credit                           Number of  Principal   Principal Principal  Credit      Wtd Avg
Grade                              Loans     Balance     Balance   Balance    Score     Orig LTV
A4                                   1,203 $196,109,656    44.67%  $163,017       648       84.22%
AX                                     799  123,115,551    28.04    154,087       617       82.24
AM                                     465   64,382,329    14.67    138,457       579       83.03
B                                      287   34,119,211     7.77    118,882       554       76.84
C                                      141   16,037,393     3.65    113,740       550       69.79
CM                                      52    5,239,264     1.19    100,755       535       65.37
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617       82.16%
----------------------------------------------------------------------------------------------------


Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 37)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-B
                                                        % of
Prepayment                                   Current     Current   Average   Wtd Avg
Penalty                          Number of  Principal   Principal Principal  Credit      Wtd Avg
Term                               Loans     Balance     Balance   Balance    Score     Orig LTV
None                                   770 $114,144,419    26.00%  $148,240       619      81.60%
12 Months                              116   21,786,871     4.96    187,818       632      82.50
24 Months                            1,294  206,168,412    46.96    159,326       619      82.46
36 Months                              744   93,969,683    21.41    126,303       607      82.09
60 Months                               17    1,991,605     0.45    117,153       603      82.37
Other(1)                                 6      942,412     0.21    157,069       581      84.18
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617      82.16%
----------------------------------------------------------------------------------------------------
(1) Not 0, 12, 24, 36, or 60 months and not more than 60 months.


----------------------------------------------------------------------------------------------------
                                                          % of
                                             Current     Current   Average   Wtd Avg
                                 Number of  Principal   Principal Principal  Credit      Wtd Avg
Note Margin (%)                    Loans     Balance     Balance   Balance    Score     Orig LTV
3.000 - 3.499                            1     $350,816     0.08%  $350,816       736      80.00%
3.500 - 3.999                            3      476,000     0.11    158,667       655      80.00
4.000 - 4.499                           19    4,457,569     1.02    234,609       653      78.38
4.500 - 4.999                           38    9,123,103     2.08    240,082       647      80.94
5.000 - 5.499                          127   23,701,043     5.40    186,622       639      82.23
5.500 - 5.999                          308   58,833,567    13.40    191,018       633      83.41
6.000 - 6.499                          268   43,151,872     9.83    161,014       623      79.80
6.500 - 6.999                          537   90,488,633    20.61    168,508       630      81.56
7.000 - 7.499                          485   69,664,936    15.87    143,639       620      81.87
7.500 - 7.999                          445   60,004,389    13.67    134,841       605      84.04
8.000 - 8.499                          319   38,896,198     8.86    121,932       588      83.19
8.500 - 8.999                          219   23,536,546     5.36    107,473       578      82.88
9.000 - 9.499                          112   11,357,116     2.59    101,403       562      81.55
9.500 - 9.999                           33    2,861,672     0.65     86,717       562      77.94
10.000 - 10.499                         23    1,643,655     0.37     71,463       555      74.35
10.500 - 10.999                          9      416,879     0.09     46,320       557      71.90
11.000 - 11.499                          1       39,410     0.01     39,410       556      70.00
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403   100.00%  $148,966       617      82.16%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 38)
________________________________________________________________________________


----------------------------------------------------------------------------------------------------
                                            Group II-B
                                                          % of
                                             Current     Current   Average     Wtd Avg
                                 Number of  Principal   Principal Principal    Credit      Wtd Avg
Maximum Mortgage Rates (%)         Loans     Balance     Balance   Balance      Score     Orig LTV
9.000 - 9.999                            1     $180,000    0.04%   $180,000       620      80.00%
10.000 - 10.999                          7    1,453,320    0.33     207,617       654      80.00
11.000 - 11.999                        116   22,855,892    5.21     197,034       658      79.58
12.000 - 12.999                        709  122,526,999   27.91     172,817       636      81.18
13.000 - 13.999                      1,057  161,268,943   36.74     152,572       619      82.97
14.000 - 14.999                        680   91,511,938   20.85     134,576       594      82.79
15.000 - 15.999                        279   30,148,383    6.87     108,059       579      82.06
16.000 - 16.999                         87    8,217,372    1.87      94,453       570      83.11
17.000 - 17.999                         11      840,556    0.19      76,414       562      72.15
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403  100.00%   $148,966       617      82.16%
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                          % of
                                             Current     Current   Average   Wtd Avg
                                 Number of  Principal   Principal Principal  Credit      Wtd Avg
Minimum Mortgage Rates (%)         Loans     Balance     Balance   Balance    Score     Orig LTV
4.000 - 4.999                            7   $1,453,320    0.33%   $207,617       654      80.00%
5.000 - 5.999                          163   36,816,310    8.39     225,867       652      80.65
6.000 - 6.999                          746  132,555,712   30.19     177,689       635      81.18
7.000 - 7.999                        1,148  168,447,171   38.37     146,731       614      82.96
8.000 - 8.999                          649   77,939,285   17.75     120,091       588      83.33
9.000 - 9.999                          192   18,974,383    4.32      98,825       567      81.60
10.000 - 10.999                         40    2,726,547    0.62      68,164       555      73.34
11.000 - 11.999                          2       90,676    0.02      45,338       551      64.35
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403  100.00%   $148,966       617      82.16%
----------------------------------------------------------------------------------------------------

Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 39)
________________________________________________________________________________



----------------------------------------------------------------------------------------------------
                                            Group II-B
                                                          % of
                                             Current     Current   Average   Wtd Avg
                                 Number of  Principal   Principal Principal  Credit      Wtd Avg
Next Interest Rate Adjustment      Loans     Balance     Balance   Balance    Score     Orig LTV
Date
2003-11                                  2     $193,594    0.04%    $96,797       581       78.36%
2004-07                                  1       92,660    0.02      92,660       664       80.00
2005-01                                  2      115,396    0.03      57,698       617       83.11
2005-02                                  1       85,445    0.02      85,445       620       85.00
2005-04                                  3      576,738    0.13     192,246       617       75.87
2005-05                                  4      440,870    0.10     110,218       687       77.97
2005-06                                 11    1,848,928    0.42     168,084       660       83.42
2005-07                                106   17,774,751    4.05     167,686       624       83.91
2005-08                                702  121,141,384   27.59     172,566       625       82.47
2005-09                              1,270  181,168,134   41.27     142,652       612       82.12
2005-10                                162   23,506,266    5.35     145,100       610       81.42
2005-11                                  1       55,200    0.01      55,200       665       80.00
2006-05                                  1       62,846    0.01      62,846       684       90.00
2006-06                                  6      978,903    0.22     163,151       633       85.09
2006-07                                 26    3,066,021    0.70     117,924       594       80.27
2006-08                                123   16,531,820    3.77     134,405       612       79.91
2006-09                                426   57,786,815   13.16     135,650       615       82.37
2006-10                                100   13,577,632    3.09     135,776       619       81.31
----------------------------------------------------------------------------------------------------
Total:                               2,947 $439,003,403  100.00%   $148,966       617       82.16%
----------------------------------------------------------------------------------------------------


Computational Materials for RASC SERIES 2003-KS9 TRUST
________________________________________________________________________________


Residential Funding Corporation
RASC 2003-KS9
Computational Materials: Preliminary Term Sheet (Page 40)
________________________________________________________________________________




--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------

Mortgage Trading/Syndicate               Tel:  (212) 250-7730
                                         Fax:  (212) 797-2031

Brian Wiele                              brian.wiele@db.com
Greg Lippman                             greg.lippman@db.com
Rocky Kurita                             hiroki.kurita@db.com
Roy Cantu                                roy.cantu@db.com


Banking                                  Fax:  (212) 797-5152

Peter Cerwin           (212) 250-7667    peter.cerwin@db.com
Ted Hsueh              (212) 250-6997    ted.hsueh@db.com
Patrick Fitzsimonds    (212) 250-5165    patrick.fitzsimonds@db.com
Renee McGrail          (212) 250-3097    Renee.mcgrail@db.com